Exhibit 3.12


                                  Delaware     Page 1
                               --------------

                              The First State

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "FPL RECOVERY FUNDING LLC", FILED IN THIS OFFICE ON THE SIXTH DAY OF MARCH, A.D. 2007, AT 3:59 O'CLOCK P.M.







4249278  8100                      /s/ Harriet Smith Windsor
070285812                          ------------------------------------------
                                   Harriet Smith Windsor, Secretary of State
                                   AUTHENTICATION: 5485088

                                                DATE: 03-07-07

                                  Delaware     Page 1
                               --------------

                              The First State


         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "FPL RECOVERY FUNDING LC" IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE SEVENTH DAY OF MARCH, A.D. 2007.

         AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL TAXES HAVE NOT BEEN ASSESSED TO DATE.








4249278  8300                      /s/ Harriet Smith Windsor
070285812                          ------------------------------------------
                                   Harriet Smith Windsor, Secretary of State
                                   AUTHENTICATION: 5485089


                                                DATE: 03-07-07

                                                         State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                  Delivered 03:59 PM 03/06/2007
                                                   FILED 03:59 PM 03/06/2007
                                                  SRV 070285812 - 4249278 FILE

                            CERTIFICATE OF FORMATION

                                       OF

                            FPL RECOVERY FUNDING LLC

         This Certificate of Formation of FPL Recovery Funding LLC (the "Company") is being executed and filed by Edward F. Tancer, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. ss. 18-101, et seq.).

1. The name of the limited liability company is FPL Recovery Funding LLC.

2. The address of the registered office of the Company in the State of Delaware is located at 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The registered agent of the Company located at such address is The Corporation Trust Company.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of FPL Recovery Funding LLC as of this 6th day of March, 2007.






                                        ----------------------
                                        Edward F. Tancer
                                        Authorized Person

Division of Corporations - Name Reservation - Name Reservation Status
                                                                    Page 1 of 1


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Frequently Asked Questions    Entity Search    Name Reservation Status   Logout
--------------------------    -------------    -----------------------   ------

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                            Name Reservation Status
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Reservation       Entity Name                    Entity Type            Cost    Status        Expiration Date
No.                                                                                           (mm/dd/yyyy)

4249278           FPL RECOVERY FUNDING LLC       LIMITED LIABILITY      75.00   RESERVED      03/09/2007
                                                 COMPANY (LLC)
SRV Number - 061030687
----------------------
Payment Type - Credit Card
--------------------------
Card Number - ************3467
Card Type - VI
Credit Card Reference Number - 110906161654628
Amount Charged - $75.00

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